UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

LOCAL BOUNTI CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40125	98-1584830
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 W. Main St.

Hamilton, MT 59840

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (800) 640-4016

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	LOCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Local Bounti Corporation (“Local Bounti,” “we,” or “our”) held its 2024 annual meeting of stockholders on June 13, 2024 (the “Annual Meeting”). As further described under Item 5.07 of this report, at the Annual Meeting, stockholders approved an amendment (the “Plan Amendment”) to our 2021 Equity Incentive Plan (the “Plan”) to increase the number of shares for which awards may be granted under the Plan by an additional 510,000 shares. Our Board of Directors (our “Board”) previously approved the Plan Amendment on April 8, 2024, subject to stockholder approval.

The description above is qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which is filed as Exhibit 10.1 to this report and incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As further described under Item 5.07 of this report, at the Annual Meeting, stockholders approved an amendment (the “Charter Amendment”) to our Certificate of Incorporation. The Charter Amendment amended the exculpation provisions of our Certificate of Incorporation to limit the liability of certain officers in specific circumstances, as permitted by Delaware law. We filed the Charter Amendment with the Secretary of State of the State of Delaware on June 14, 2024, which became effective immediately upon filing.

On June 13, 2024, our Board approved and adopted our Amended and Restated Bylaws (the “A&R Bylaws”). The amendments to the A&R Bylaws (i) update the advance notice bylaws provision; (ii) update the advance notice requirements for stockholder nominations and proposals to reflect new universal proxy card requirements; (iii) make certain revisions to conform to recent changes in Delaware law regarding annual meeting requirements; and (iv) update for certain other administrative and clarifying changes.

The descriptions above are qualified in their entirety by reference to the full text of the Charter Amendment and the A&R Bylaws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this report and incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As of the Annual Meeting record date of April 15, 2024, there were 8,476,437 shares of common stock outstanding and entitled to vote at the annual meeting, 81% of which were present via live webcast or by proxy at the Annual Meeting, constituting a quorum to conduct business.

At the Annual Meeting, stockholders voted on the following matters:

1.

Stockholders elected three Class III directors to our Board to serve for three years and until their successors are elected and qualified or until their earlier resignation or removal, based on the following votes:

Nominee	Craig M. Hurlbert	Travis M. Joyner	Jennifer Carr-Smith
For	4,601,172	4,655,258	4,664,228
Against	—	—	—
Withheld	342,605	288,519	279,549
Broker Non-Votes	1,947,351	1,947,351	1,947,351

2.	Stockholders approved the Charter Amendment to provide for officer exculpation, based on the following votes:

For	4,651,733
Against	284,245
Abstain	7,799
Broker Non-Votes	1,947,351

3.	Stockholders approved the Plan Amendment to increase the number of shares for which awards may be granted under the Plan by an additional 510,000 shares, based on the following votes:

For	4,349,802
Against	588,657
Abstain	5,318
Broker Non-Votes	1,947,351

4.	Stockholders ratified the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2024, based on the following votes:

For	6,812,801
Against	64,211
Abstain	14,116
Broker Non-Votes	—

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit number	Description

3.1	Certificate of Amendment to Certificate of Incorporation of Local Bounti Corporation

3.2	Amended and Restated Bylaws of Local Bounti Corporation

10.1	Amendment to Local Bounti Corporation 2021 Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2024	Local Bounti Corporation

	By:	/s/ Kathleen Valiasek
	Name:	Kathleen Valiasek
	Title:	Chief Financial Officer